                                                                      Ex. 23.1






The Board of Directors
Stewart Information Services Corporation


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement.

                                        /s/  KPMG PEAT MARWICK LLP
                                        --------------------------
                                             KPMG Peat Marwick LLP

Houston, Texas
May 31, 1995

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement of Form S-8 of Stewart Information Services Corporation of our report dated January 20, 1995 on the consolidated financial statements of Stewart Title & Trust of Phoenix, Inc. appearing in the Annual Report on Form 10-K for the year ended December 31, 1994. We also consent to the reference to us under the heading "Interests of Named Experts and Counsel" appearing in such Registration Statement.



/s/  PRICE WATERHOUSE LLP
- -------------------------
     Price Waterhouse LLP

Phoenix, Arizona
May 25, 1995

The Board of Directors
Stewart Information Services Corporation



We consent to the reference to our firm under the caption "Interests of Named Experts and Counsel" in the Registration Statement (Form S-8) pertaining to the 1995 Stock Option Plan and to the incorporation by reference therein of our reports dated January 19, 1993 with respect to the financial statements of Steward Title of Central California, California, Fresno County, Modesto and Monterey County consolidated in Stewart Information Services Corporation Annual Report (Form 10K) for the year ended December 31, 1994 filed with Securities and Exchange Commission.



                                               /s/  PERRY-SMITH & CO.
                                               ------------------------------
                                                    Perry-Smith & Co.
                                                    Certified Public Accountants

Sacramento, California

The Board of Directors
Stewart Information Services Corporation


We consent to the reference to our firm under the caption "Interests of Named Experts and Counsel" in the Registration Statement (Form S-8) and related Prospectus pertaining to the 1995 Stock Option Plan of Stewart Information Services Corporation and to the incorporation by reference therein of our report dated January 20, 1995 with respect to the financial statements of Stewart Title (not presented separately therein) included in Stewart Information Services Corporation's Annual Report (Form 10-K) for the year ended December 31, 1994, filed with the Securities and Exchange Commission.



                                        /s/  ERNST & YOUNG LLP
                                        ----------------------
                                             Ernst & Young LLP

Los Angeles, California
May 25, 1995

The Board of Directors
Stewart Information Services Corporation


        We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement.


                                       /s/  DOSHIER, PICKENS, & FRANCIS, P.C.
                                       --------------------------------------
                                            Doshier, Pickens, & Francis, P.C.

Amarillo, Texas

The Board of Directors
Stewart Information Services Corporation


        I consent to the use of my reports incorporated herein by reference and to the reference to me under the heading "Interests of Named Experts and Counsel" in the Registration Statement.


                                               /s/  JIM S. WALKER
                                               --------------------
                                                    Jim S. Walker

Beaumont, Texas

The Board of Directors
Stewart Information Services Corporation


        We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement.


                                           /s/  DENTON WOLTER & COMPANY, P.C.
                                           ------------------------------------
                                                Denton Wolter & Company, P.C.

Dallas, Texas

The Board of Directors
Stewart Information Services Corporation


     We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement.




                                                /s/  FANCHER AND COMPANY
                                                ------------------------
                                                     Fancher and Company

Corpus Christi, Texas

The Board of Directors
Stewart Information Services Corporation


        I consent to the use of my reports incorporated herein by reference and to the reference to me under the heading "Interests of Named Experts and Counsel" in the Registration Statement.


                                           /s/  M. TIMOTHY O'ROARK
                                           -----------------------------------
                                                M. Timothy O'Roark

El Paso, Texas

The Board of Directors
Stewart Information Services Corporation


We consent to the reference to our firm under the caption "Interests of Named Experts and Counsel" in the Registration Statement (Form S-8) and related Prospectus pertaining to the 1995 Stock Option Plan of Stewart Information Services Corporation and to the incorporation by reference of our reports relating to the financial statements of Stewart Title (not presented separately therein) included in Stewart Information Services Corporation's Annual Report (Form 10-K) for the year ended December 31, 1994, filed with the Securities and Exchange commission.


                                           /s/  GRANT BENNETT ACCOUNTANTS
                                           ---------------------------------
                                                Grant Bennett Accountants
                                                A Professional Corporation
                                                Certified Public Accountants

Sacramento, California

The Board of Directors
Stewart Information Services Corporation



        We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement.


                                                /s/  McGEE, HAZA & CO.
                                                ----------------------
                                                     McGee, Haza & Co.

Dallas, Texas

The Board of Directors
Stewart Information Services Corporation



        We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement.





                                             /s/  AARONSON, WHITE & COMPANY
                                             ------------------------------
                                                  Aaronson, White & Company

Houston, Texas

The Board of Directors
Stewart Information Services Corporation



     We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement.




                                             /s/  EDGAR, KIKER & CROSS, L.L.P.
                                             ----------------------------------
                                                  Edgar, Kiker & Cross, L.L.P.
                                                  Certified Public Accountants

Beaumont, Texas

The Board of Directors
Stewart Information Services Corporation


        I consent to the use of my reports incorporated herein by reference and to the reference to me under the heading "Interests of Named Experts and Counsel" in the Registration Statement.


                                            /s/  GINNY SANDERS MAY
                                            ----------------------
                                                 Ginny Sanders May

Lake Jackson, Texas